EXHIBIT C

                                                                  Execution Copy

                                 ROCKSHOX, INC.

                            (a Delaware corporation)

                                4,800,000 Shares

                                  Common Stock

                               PURCHASE AGREEMENT




                               September 26, 1996

                          Table of Contents

SECTION 1. REPRESENTATIONS AND WARRANTIES .....................................2

     (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY ........................2

          (i) Compliance with Registration Requirements .......................2
              -----------------------------------------
          (ii) Independent Accountants ........................................3
               -----------------------
          (iii) Financial Statements ..........................................3
                --------------------
          (iv) No Material Adverse Change in Business .........................3
               --------------------------------------
          (v) Good Standing of the Company ....................................4
              ----------------------------
          (vi) Good Standing of Subsidiaries ..................................4
               -----------------------------
          (vii) Capitalization ................................................4
                --------------
          (viii) Authorization of Agreement ...................................4
                 --------------------------
          (ix) Authorization and Description of Common Stock ..................4
               ---------------------------------------------
          (x) Authorization and Description of Securities .....................5
              -------------------------------------------
          (xi) Absence of Defaults and Conflicts ..............................5
               ---------------------------------
          (xii) Absence of Labor Dispute ......................................5
                ------------------------
          (xiii) Absence of Proceedings .......................................5
                 ----------------------
          (xiv) Accuracy of Exhibits ..........................................6
                --------------------
          (xv) Possession of Intellectual Property ............................6
               -----------------------------------
          (xvi) Absence of Further Requirements ...............................6
                -------------------------------
          (xvii) Possession of Licenses and Permits ...........................6
                 ----------------------------------
          (xviii) Title to Property ...........................................6
                  -----------------
          (xix) Compliance with Cuba Act ......................................7
                ------------------------
          (xx) Investment Company Act .........................................7
               ----------------------
          (xxi) Environmental Laws ............................................7
                ------------------
          (xxii) Registration Rights ..........................................7
                 ------------------

     (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS ...........7

          (i) Authorization of Agreements .....................................7
              ---------------------------
          (ii) Good Title .....................................................8
               ----------
          (iii) Due Execution of Power of Attorney and Custody Agreement ......8
                --------------------------------------------------------
          (iv) Absence of Manipulation ........................................8
               -----------------------
          (v) Absence of Further Requirements .................................8
              -------------------------------
          (vi) Restriction on Sale of Securities ..............................9
               ---------------------------------
          (vii) Certificates Suitable for Transfer ............................9
                ----------------------------------
          (viii) No Association with NASD .....................................9
                 -----------------------

     (c) ADDITIONAL REPRESENTATION AND WARRANTY BY THE FOUNDING SELLING
          STOCKHOLDERS ........................................................9

     (d) OFFICERS'CERTIFICATES ................................................9

SECTION 2. SALE AND DELIVERY TO UNDERWRITERS; CLOSING ........................10

       (a) Initial Securities ................................................10
       (b) Option Securities .................................................10
       (c) Payment ...........................................................10
       (d) Denominations; Registration .......................................11

SECTION 3. COVENANTS OF THE COMPANY ..........................................11

       (a) Compliance with Securities Regulations and Commission Requests ....11
       (b) Filing of Amendments ..............................................11
       (c) Delivery of Registration Statements ...............................11
       (d) Delivery of Prospectuses ..........................................11
       (e) Continued Compliance with Securities Laws .........................12
       (f) Blue Sky Qualifications ...........................................12
       (g) Rule 158 ..........................................................12
       (h) Use of Proceeds ...................................................12
       (i) Listing ...........................................................12
       (j) Restriction on Sale of Securities .................................12
       (k) Reporting Requirements ............................................13

SECTION 4. PAYMENT OF EXPENSES ...............................................13

       (a) Expenses of the Company ...........................................13
       (b) Expenses of the Selling Stockholders ..............................13
       (c) Termination of Agreement ..........................................13

SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS ...........................13

       (a) Effectiveness of Registration Statement ...........................13
       (b) Opinion of Corporate Counsel for Company ..........................14
       (c) Opinion of Special Securities Counsel for Company .................14
       (d) Opinion of Counsel for the Founding Selling Stockholders ..........14
       (e) Opinion of Counsel for the Investor Selling Stockholder ...........14
       (f) Opinion of Counsel for Underwriters ...............................14
       (g) Officers' Certificate .............................................14
       (h) Accountants' Comfort Letter .......................................15
       (i) Bring-down Comfort Letter .........................................15
       (O) Certificate of Selling Stockholders ...............................15
       (k) Approval of Listing ...............................................15
       (1) No Objection ......................................................15
       (m) Lock-up Agreements ................................................15
       (n) Opinion of Patent Counsel for the Company .........................15

     (o) Removal of Security Interests in Common Stock, Effectiveness of the
           Merger. ...........................................................15
     (p) Subsequent Events ...................................................16

     (q) Conditions to Purchase of Option Securities .........................16

            (i) Officers' Certificate ........................................16
                ---------------------
            (ii) Certificate of Selling Stockholders .........................16
                 -----------------------------------
            (iii) Opinion of Corporate Counsel for Company ...................16
                  ----------------------------------------
            (iv) Opinion of Special Securities Counsel for Company ...........16
                 -------------------------------------------------
            (v) Opinion of Counsel for the Founding Selling Stockholders .....16
                --------------------------------------------------------
            (vi) Opinion of Counsel for the Investor Selling Stockholder .....16
                 -------------------------------------------------------
            (vii) Opinion of Counsel for Underwriters ........................16
                  -----------------------------------
            (viii) Bring-down Comfort Letter .................................17
                   -------------------------
            (ix) Opinion of Patent Counsel for the Company ...................17
                 -----------------------------------------

     (r) Additional Documents ................................................17

     (s) Termination of Agreement. ...........................................17

SECTION 6. INDEMNIFICATION ...................................................17

     (a) Indemnification of Underwriters by the Company ......................17
     (b) Indemnification of Underwriters by the Selling Stockholders. ........18
     (c) Indemnification of Company, Directors and Officers and Selling
           Stockholders ......................................................20
     (d) Actions Against Parties; Notification ...............................20
     (e) Settlement without Consent if Failure to Reimburse ..................21
     (f) Other Agreements with Respect to Indemnification ....................21

SECTION 7. CONTRIBUTION ......................................................21

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.....22

SECTION 9. TERMINATION OF AGREEMENT ..........................................22

       (a) Termination; General ..............................................22
       (b) Liabilities .......................................................23

SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS .......................23
SECTION 11. NOTICES ..........................................................23
SECTION 12. PARTIES ..........................................................24
SECTION 13. GOVERNING LAW ....................................................24
SECTION 14. EFFECT OF HEADINGS ...............................................24
SECTION 15. REPRESENTATION OF UNDERWRITERS ...................................24

                                 ROCKSHOX, INC.

                            (a Delaware corporation)

                                4,800,000 Shares

                                  Common Stock

                               PURCHASE AGREEMENT
                               ------------------

                                                              September 26, 1996

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
Robertson, Stephens & Company LLC
Jefferies & Company, Inc.
  as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
  World Financial Center, North Tower
  New York, N.Y. 10281-1209

Ladies and Gentlemen:

                   Each of RockShox, Inc., a Delaware corporation (the "Company", which term, as used herein, includes RSx Holdings, Inc., a Delaware corporation, as predecessor company ("Holdings")), and the stockholders of the Company named in Schedule B hereto (collectively, the "Selling Stockholders") confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Robertson, Stephens & Company LLC and Jefferies & Company, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), set forth in said Schedule A, and with respect to the grant by the Selling Stockholders, acting severally and not jointly, to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of 720,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 4,800,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 720,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

                   Merrill Lynch has advised the Company and the Selling Stockholders that the Underwriters, acting severally and not jointly, desire to purchase the Initial Securities and, if the Underwriters so elect, the Option Securities, and that Merrill Lynch has been authorized by the other Underwriters to execute this Agreement on their behalf.

                   The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

                   The Company, the Selling Stockholders and the Underwriters agree that up to 480,000 shares of the Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible directors or employees of, and persons having business relationships with, the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not so purchased by such eligible directors or employees of, and persons having business relationships with, the Company, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

                   The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-08069) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto, as amended, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated September 3, 1996 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     SECTION 1.    REPRESENTATIONS AND WARRANTIES.

                   (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each Underwriter and each Selling Stockholder and agrees with each Underwriter and each Selling Stockholder, as follows:

                        (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                   At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time referred to in Section 2(c) hereof (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

                   Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                   (ii) Independent Accountants. The accountants who certified
                        -----------------------
the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                   (iii) Financial Statements. The consolidated financial
                         --------------------
statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries at the dates indicated and the consolidated statement of operations, stockholders' equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement. The pro forma selected financial data, financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                   (iv)    No Material Adverse Change in Business. Since the
                           --------------------------------------
respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise disclosed therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular dividends on the Company's Class A Preferred Stock, par value $1.00 per share, and its Class B Preferred Stock, par value $1.00 per share (collectively. the "Preferred Stock"), there has been no dividend or distribution of any kind declared. paid or made by the Company on any class of its capital stock.

                   (v)  Good Standing of the Company. The Company has been duly
                        ---------------------------
organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement: and the Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of California and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than the State of California) where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

                   (vi)  Good Standing of Subsidiaries. Each subsidiary of the
                         -----------------------------
Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are the subsidiaries listed on
Exhibit 21 to the Registration Statement.

                   (vii)  Capitalization. The authorized, issued and outstanding
                          --------------
capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except as contemplated by the Agreement of Merger dated as of August 23, 1996 between the Company and Holdings (the "Merger Agreement") and except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                   (viii)  Authorization of Agreement. This Agreement has been
                           --------------------------
duly authorized, executed and delivered by the Company.

                   (ix)  Authorization and Description of Common Stock. The
                         ---------------------------------------------
Common Stock conforms in all material respects to the statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

                 (x) Authorization and Description of Securities. The Securities
                     -------------------------------------------
have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Securities conform in all material respects to the statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                 (xi) Absence of Defaults and Conflicts. Neither the Company nor
                      ---------------------------------
any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Initial Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any existing applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                 (xii) Absence of Labor Dispute. No labor dispute with the
                       ------------------------
employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to result in a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors that would reasonably be expected to result in a Material Adverse Effect.

                 (xiii) Absence of Proceedings. Except as disclosed in the
                        ----------------------
Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement or that would reasonably be expected to result in a Material Adverse Effect, or that would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

                 (xiv) Accuracy of Exhibits. There are no contracts or documents
                       --------------------
which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

                 (xv) Possession of Intellectual Property. Except as disclosed
                      -----------------------------------
in the Prospectus. the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                 (xvi) Absence of Further Requirements. No filing with, or
                       -------------------------------
authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as will have been obtained on or prior to the Closing Time and other than or as may be required under the 1933 Act or the 1933 Act Regulations or state securities or blue sky laws, or any applicable foreign jurisdiction (as to which no representation or warranty is made).

                 (xvii) Possession of Licenses and Permits. The Company and its
                        ----------------------------------
subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licensees") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except as would not reasonably be expected to result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                 (xviii) Title to Property. The Company and its subsidiaries
                         -----------------
have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties (other than intangible personal properties) owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or
(b) would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or otherwise are not, singly or in the aggregate, materially significant to the business of the Company and its subsidiaries considered as one enterprise; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                      (xix) Compliance with Cuba Act. The Company has complied
                            ------------------------
     with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as
     Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                      (xx) Investment Company Act. The Company is not, and upon
                           ----------------------
     the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                      (xxi) Environmental Laws. Except as described in the
                            ------------------
     Registration Statement or except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to result in an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries pursuant to any Environmental Laws.

                      (xxii) Registration Rights. Except as disclosed in the
                             -------------------
     Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                 (b) Representations and Warranties by the Selling Stockholders.
                     ----------------------------------------------------------
Each Selling Stockholder severally represents and warrants to each Underwriter and the Company as of the date hereof and agrees with each Underwriter and the Company, as follows:

                      (i) Authorization of Agreements. Such Selling Stockholder
                          ---------------------------
     has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture. mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound. or to which any of the property or assets of such Selling Stockholder is subject (except for such conflicts, breaches. defaults, taxes, liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect and that would not reasonably be expected to materially and adversely affect the consummation of the transactions contemplated hereby), nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its respective properties.

                      (ii) Good Title. Such Selling Stockholder has and will at
                           ----------
     the Closing Time and on the Date of Delivery have good title to the Securities to be sold by such Selling Stockholder hereunder. free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than any such security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance created by such Underwriter or resulting from actions taken by such Underwriter.

                      (iii) Due Execution of Power of Attorney and Custody
                            ----------------------------------------------
     Agreement. The Investor Selling Stockholder (as defined below) has duly
     ---------
     executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and Custody Agreement with David W. Zalaznick as attorney-in-fact (the 'Investor Attorney-in-Fact") and American Stock Transfer & Trust Company, as custodian (the "Custodian"); the Founding Selling Stockholders (as defined below) have duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and Custody Agreement with Stephen W. Simons, Debra W. Simons, Paul H. Turner and Steven Cohen, or any of them, as attorney-in-fact (the "Founders' Attorneys-in-Fact" and, together with the Investor Attorney-in-Fact, the "Attorney -in- Fact") and the Custodian; the Custodian is authorized to deliver the Securities to be sold by such Selling Stockholders hereunder and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(i) or that may be required pursuant to Sections 5(o) or 5(p) on behalf of such Selling Stockholders, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Stockholders hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholders, as provided in
     Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholders hereunder, to accept payment therefor. and otherwise to act on behalf of such Selling Stockholders in connection with this Agreement.

                      (iv) Absence of Manipulation. Such Selling Stockholder has
                           -----------------------
     not taken, and will not take, directly or indirectly, any action which is designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock.

                      (v) Absence of Further Requirements. No filing with, or
                          -------------------------------
     consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this

     Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                      (vi) Restriction on Sale of Securities. During a period
                           ---------------------------------
     of 180 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock (other than pursuant to the Stock Plan (as defined in the Prospectus)) or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by such Selling Stockholder or with respect to which such Selling Stockholder has or hereafter acquires the power of disposition, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                      (vii) Certificates Suitable for Transfer. Certificates
                            ----------------------------------
     for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                      (viii) No Association with NASD. Neither such Selling
                             ------------------------
     Stockholder nor any of his or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I of the By-laws of the NASD), any member firm of the NASD.

                   (c) ADDITIONAL REPRESENTATION AND WARRANTY BY THE FOUNDING SELLING STOCKHOLDERS. Each of the Debra W. Simons Grantor Retained Annuity Trust, the Stephen W. Simons Grantor Retained Annuity Trust and the Turner Family LP, as Selling Stockholders (together, the "Founding Selling Stockholders"), severally represents and warrants to each Underwriter as of the date hereof and agrees with each Underwriter, that, to the best knowledge of such Founding Selling Stockholder, the representations and warranties of the Company contained in Section l(a) hereof are true and correct; such Founding Selling Stockholder has reviewed and is familiar with the Registration Statement and the Prospectus and the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Founding Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus. (It is understood that this additional representation and warranty shall not be deemed to have been given by MCIT PLC, as a Selling Stockholder (the "Investor Selling Stockholder"; the term "Selling Stockholders" shall herein mean the Investor Selling Stockholder together with the Founding Selling Stockholders.)

                   (d) OFFICERS' CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

     SECTION 2.    SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

                 (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule C, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

                 (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Stockholder, severally and not jointly, hereby grants an option to the Underwriters, severally and not jointly, to purchase, ratably, up to the number of shares of Common Stock set forth in Schedule B opposite the name of such Selling Stockholder at the price per share set forth in Schedule C. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Stockholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

                 (c) PAYMENT. Payment of the purchase price for the Initial Securities shall be made at the offices of Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, California 94111, or at such other place as shall be agreed upon by the Representatives and the Company, at 7:00 A.M. (California time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

                  In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Stockholders.

                  Payment for the Initial Securities shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Initial Securities to be purchased by them. Payment for the Option Securities purchased by the Underwriters shall be made to the Custodians by wire transfer of immediately available funds to a bank account designated by the Custodian, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Option Securities purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

                   (d) DENOMINATIONS; REGISTRATION. Certificates for the
Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.    COVENANTS OF THE COMPANY.

              The Company covenants with each Underwriter as follows:

                   (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i)when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii)of the receipt of any comments from the Commission, (iii)of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv)of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                   (b) FILING OF AMENDMENTS. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

                   (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                   (d) DELIVERY OF PROSPECTUSES. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                   (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                   (f) BLUE SKY QUALIFICATIONS. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other United States jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each United States jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                   (g) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

                   (h) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Initial Securities in the manner specified in the Prospectus under "Use of Proceeds".

                   (i) LISTING. The Company will use its reasonable best efforts to have the Securities approved for quotation on The Nasdaq Stock Market, and will file with the Nasdaq Stock Market all documents and notices required by The Nasdaq Stock Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by The Nasdaq Stock Market.

                   (j) RESTRICTION ON SALE OF SECURITIES. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly. offer. pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock (other than options granted or exercised pursuant to the Stock Plan (as defined in the Prospectus)) or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities. in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                   (k) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

     SECTION 4.    PAYMENT OF EXPENSES.

                   (a) EXPENSES OF THE COMPANY. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement and any Agreement among Underwriters, (iii)the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities,
(ix) the filing fees incident to the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the inclusion of the Securities in The Nasdaq Stock Market and (xi) all reasonable costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to directors and employees of, and others having a business relationship with, the Company.

                   (b) EXPENSES OF THE SELLING STOCKHOLDERS. The Company agrees to pay all expenses of the Selling Stockholders incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Option Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

                   (c) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 (other than by reason of clause (k) thereof) or Section 9(a)(i) or Section 10 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.    CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

                   The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                   (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been flied with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                   (b) OPINION OF CORPORATE COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the signed opinion, dated as of Closing Time, of McCutchen, Doyle, Brown & Enersen, LLP, corporate counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto.

                   (c) OPINION OF SPECIAL SECURITIES COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the signed opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher &Flom, special securities counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto.

                   (d) OPINION OF COUNSEL FOR THE FOUNDINS SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Parcel, Mauro, Hultin & Spaanstra, P.C., counsel for the Founding Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C.

                   (e) OPINION OF COUNSEL FOR THE INVESTOR SELLING STOCKHOLDER. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown & Plait, counsel for the Investor Selling Stockholder, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit D.

                   (f) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Latham & Watkins, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i) through (vi), inclusive (solely, with respect to clause (iii), as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), and the last paragraph of Exhibit B hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                   (g) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the other representations and warranties in Section l(a) hereof are, to the best of each such officer' s knowledge, true and correct with the same force and effect as though expressly made at and as of Closing Time,
(iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission.

                   (h) ACCOUNTANTS' COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from Coopers & Lybrand a letter dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, in the form contemplated for "comfort letters addressed to underwriters" by Statement of Auditing Standards No. 72 ("SAS 72"), and in form and substance previously provided to for review and agreed to as satisfactory to the Representatives and to counsel for the Underwriters. Such letter shall specify therein, inter alia, the amounts described as being set forth therein in paragraph (o) of this Section 5 as of the dates contemplated by SAS 72.

                   (i) BRING-DOWN COMFORT LETTER. At Closing Time, the Representatives shall have received from Coopers & Lybrand a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                   (j) CERTIFICATE OF SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Stockholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of such Selling Stockholder contained in
Section 1 (b) hereof are, to the best of such Selling Stockholder's knowledge, true and correct with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                   (k) APPROVAL OF LISTING. At Closing Time, the Securities shall have been approved for quotation on the Nasdaq Stock Market, subject only to official notice of issuance.

                   (1) NO OBJECTION. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                   (m) LOCK-UP AGREEMENTS. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit E hereto signed by the persons listed on Schedule D hereto.

                   (n) OPINION OF PATENT COUNSEL FOR THE COMPANY. At Closing Time, the Representatives shall have received a signed opinion of Sixbey, Friedman, Leedom and Ferguson, P.C., special patent and trademark counsel for the Company, dated as of Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to counsel of the Underwriters, to the effect set forth in Exhibit F hereto.

                   (o) REMOVAL OF SECURITY INTERESTS IN COMMON STOCK; EFFECTIVENESS OF THE MERGER. Concurrently with the Closing Time, the Stockholders Agreement (as such term is defined in the Prospectus) will have been terminated and superseded in its entirety and the MCIT Pledge Agreement (as such term is defined in the Prospectus) will have been terminated in its entirety (except for certain rights of indemnification surviving thereunder); and each of (i) the security interest created in the favor of MCIT PLC, as agent for all holders of the Senior Notes (as such term is defined in the Prospectus), under the MCIT PLC Pledge Agreement and (ii) the security interest created in favor of The First National Bank of Chicago, as contractual representative for itself and certain other lenders ("FNBC"), under the pledge agreement, dated as of March 24, 1995, between Holdings and FNBC, pursuant to which Holdings pledged to FNBC all shares of capital stock of RSx Acquisition, Inc., a Delaware corporation, owned by Holdings and all proceeds thereof, shall have been released and terminated in its entirety; and the Company shall have furnished or made available for review by the Representatives and counsel for the Underwriters copies of the instruments, documents or agreements providing for such release. Prior to Closing Time, (i) Holdings will have been merged with and into the Company, with the Company as the surviving corporation, and each share of common stock of Holdings shall have been converted into 88.2 shares of Common Stock of the Company, and (ii) the Company shall have filed a Certificate of Merger with the Secretary of State of the State of Delaware and recorded the same with the appropriate county recorder of the State of Delaware.

                   (p) SUBSEQUENT EVENTS. Except as contemplated by the Merger Agreement or disclosed in the Prospectus, subsequent to the time of the execution of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any material increases in the Company's (including its consolidated subsidiaries) long-term debt (including current maturities), or material changes in the Company's (including its consolidated subsidiaries) capital stock or stockholders' equity, or material decreases in the Company's (including its consolidated subsidiaries) working capital, total net sales, net income (or increases in net loss) or per share amounts, in each case from the amounts specified in the Accountants' Comfort Letter delivered pursuant to in paragraph
(g) of this Section 5.

                   (q) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company and each Selling Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                        (i) Officers' Certificate. A certificate, dated such
                            ---------------------
     Date of Delivery, of the President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

                        (ii) Certificate of Selling Stockholders. A certificate,
                             -----------------------------------
     dated such Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(j) remains true and correct as of such Date of Delivery.

                        (iii) Opinion of Corporate Counsel for Company. The
                              ----------------------------------------
     signed opinion of McCutchen, Doyle, Brown & Enersen, LLP, corporate counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                        (iv) Opinion of Special Securities Counsel for Company.
                             -------------------------------------------------
     The signed opinion of Skadden, Arps, Slate, Meagher & Flom, special securities counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                        (v) Opinion of Counsel for the Founding Selling
                            -------------------------------------------
     STOCKHOLDERS. The signed opinion of Parcel, Mauro, Hultin & Spaanstra, P.C., counsel for the Founding Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                        (vi) Opinion of Counsel for the Investor Selling
                             -------------------------------------------
     Stockholder. The signed opinion of Mayer, Brown & Platt, counsel for the
     -----------
     Investor Selling Stockholder, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                        (vii) Opinion of Counsel for Underwriters. The signed
                              -----------------------------------
     opinion of Latham & Watkins, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

                        (viii) Bring-down Comfort Letter. A letter from Coopers
                               -------------------------
     & Lybrand, in form and substance reasonably satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                        (ix) Opinion of Patent Counsel for the Company. The
                             -----------------------------------------
     signed opinion of Sixbey, Friedman, Leedom & Ferguson, P.C., special patent and trademark counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, to the same effect as the opinion required by Section 5(n) hereof.

                   (r) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                   (s) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.    INDEMNIFICATION.

                   (a) INDEMNIFICATION OF UNDERWRITERS BY THE COMPANY. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                        (i) against any and all loss, liability, claim, damage and reasonable expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (ii) against any and all loss, liability, claim, damage and reasonable expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                        (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED HOWEVER, that (x) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (y) if the Company has complied with its obligations under Section 3(e) hereof, the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Securities (or any person who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of any Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                   (b) INDEMNIFICATION OF UNDERWRITERS BY THE SELLING STOCKHOLDERS. Subject to the aggregate limit set forth in the proviso below and the last paragraph of this paragraph (b), each Selling Stockholder agrees severally, and not jointly, to indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                        (i) against any and all loss, liability, claim, damage and reasonable expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (ii) against any and all loss, liability, claim, damage and reasonable expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of such Selling Stockholder; and

                        (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

                  PROVIDED, HOWEVER, that (w) each Selling Stockholder's aggregate liability under this Section 6 and, in the case of the Founding Selling Stockholders only, for any breach of the representation and warranty of such Selling Stockholder set forth in Section l(c) of this Agreement, shall be limited to an amount equal to the net proceeds (after deducting the aggregate Underwriters' discount, but before deducting expenses) received by such Selling Stockholder from the sale of its Securities pursuant to this Agreement and shall not include any proceeds received by the Company from the sale of Securities by the Company (including any such proceeds received by the Company and transferred to such Selling Stockholder as a repayment of indebtedness, redemption of preferred stock or other distribution from the Company to such Selling Stockholder relatively contemporaneously with the sale of the Securities); (x) the foregoing indemnity agreement by such Selling Stockholder shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); (y) that the Investor Selling Stockholder shall only be liable under the foregoing indemnity agreement with respect to information pertaining to the Investor Selling Stockholder furnished by or on behalf of the Investor Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and (z) if the Company has complied with its obligations under Section 3(e) hereof, the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Securities (or any person who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of any Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                   In making a claim for indemnification under this Section 6 (other than pursuant to clause (a)(iii) or (b)(iii) of this Section 6) or contribution under Section 7 hereof by the Company or the Selling Stockholders, the indemnified parties may proceed against either (i) both the Company and the Selling Stockholders jointly or (ii) the Company only, but may not proceed solely against the Selling Stockholders. In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense incurred with respect to a final judgment from a trial court then, as a precondition to any indemnified party obtaining indemnification or contribution from any Selling Stockholder, the indemnified parties shall first obtain a final judgment from a trial court that such indemnified parties are entitled to indemnify or contribution under this Agreement with respect to such loss, liability, claim, damage or expense (the "Final Judgment") from the Company and the Selling Stockholders and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 90 days following the date of receipt by the Company of such demand shall any party entitled to indemnification hereunder have the right to take action to satisfy such Final Judgment by making demand directly on the Selling Stockholders (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first obtain a Final Judgment, to seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 90 days after failure by the Company to immediately satisfy any such Final Judgment if (i) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets. The foregoing provisions of this paragraph are not intended to require any indemnified party to obtain a Final Judgment against the Company or the Selling Stockholders before obtaining reimbursement of expenses pursuant to clause (a)(iii) or (b)(iii) of this Section 6. However, the indemnified parties shall first seek to obtain such reimbursement in full from the Company by making a written demand upon the Company for such reimbursement. Only in the event such expenses shall remain unreimbursed in whole or in part 90 days following the date of receipt by the Company of such demand shall any indemnified party have the right to receive reimbursement of such expenses from the Selling Stockholders by making written demand directly on the Selling Stockholders (but only if and to the extent the Company has not already satisfied the demand for reimbursement, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first seek to obtain such reimbursement in full from the Company or, having made written demand therefor, to wait such 90 days after failure by the Company to immediately reimburse such expenses if (i) the Company flies a petition for relief under the Bankruptcy Code, (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets.

                   (c) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING STOCKHOLDERS. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) or (b) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                   (d) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to subsection (a) or (b) of this Section 6, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6 above, counsel to the indemnified parties shall be selected by the indemnifying party or parties. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                                       2O

                 (e) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time any party entitled to indemnification hereunder shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) or 6(b)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed prior to the date of such settlement such indemnified party in accordance with such request and the terms of this Section 6.

                 (f) OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

     SECTION 7.    CONTRIBUTION.

                 If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                 The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

                 The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                   Notwithstanding the provisions of Sections 6 and 7 hereof,
(i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and
(ii) the aggregate liability of each Selling Stockholder under Sections 6 and 7 hereof, and for any breach of the representation and warranty of such Selling Stockholder set forth in this Agreement shall be limited to an amount equal to the net proceeds (after deducting the aggregate Underwriters' discount, but before deducting expenses) received by such Selling Stockholder from the sale of his or its Option Securities pursuant to this Agreement and shall not include any proceeds received by the Company from the sale of Initial Securities by the Company.

                   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                   For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

                   The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

     SECTION 8.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO
                   SURVIVE DELIVERY.

                   All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholders, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.    TERMINATION OF AGREEMENT.

                   (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis in national or international political, financial or economic conditions in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Stock Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the

Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either federal, California or New York authorities.

                   (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

                   If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                        (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                        (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter.

                   No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                   In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Stockholders to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. NOTICES.

                   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, attention of Robert J. Woolway (with a copy, which shall not constitute notice, to Latham & Walkins, 505 Montgomery Street, Suite 1900, San Francisco, California 94111, attention of Gregory K. Miller, Esq.). Notices to the Company shall be directed to it at 401 Charcot Avenue, San Jose, California 95131, attention of Steve Simons, President (with copies, which shall not constitute notice, to McCutchen, Doyle, Brown & Enersen, LLP, Three Embarcadero Center, San Francisco, California 94111, attention of Sandra A. Golze, Esq. and to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, attention of Michael A. Woronoff, Esq.). Notices to the Founding Selling Stockholders shall be directed to them c/o the Company (with a copy, which shall not constitute notice, to Parcel, Mauro, Hultin & Spaansta, P.C., 1801 California Street, Suite 3600, Denver, Colorado 80202, attention of Steven A. Cohen, Esq.). Notices to the Investor Selling Stockholder shall be directed to it at c/o Jordan/Zalznick Advisers, Inc., 9 West 57th Street, New York, New York 10019 (with a copy, which shall not constitute notice to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, attention of Jay Monge, Esq.).

     SECTION 12. PARTIES.

                   This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and, subject to the provisions of Section 10, for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SECTION 14. EFFECT OF HEADINGS.

                   The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 15. REPRESENTATION OF UNDERWRITERS.

                   The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and, except as otherwise provided herein, any action under or in respect of this Agreement taken by the Representatives will be binding on all of the Underwriters.

                   If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                        Very truly yours,

                        ROCKSHOX, INC.

                        By:      /s/ Stephen W. Simons
                                 --------------------------------
                                 Stephen W. Simons
                                 President

                       DEBRA W. SIMONS GRANTOR RETAINED ANNUITY TRUST;

                       By:       /s/ Daniel R. Corbet
                                 ------------------------------------
                                 Daniel R. Corbet
                                 Trustee

                       By:       /s/ Stephen W. Simons
                                 ------------------------------------
                                 Stephen W. Simons
                                 Trustee

                       STEPHEN W. SIMONS GRANTOR RETAINED ANNUITY TRUST

                       By:       /s/ Daniel R. Corbet
                                 ------------------------------------
                                 Daniel R. Corbet
                                 Trustee

                       By:       /s/ Stephen W. Simons
                                 ------------------------------------
                                 Stephen W. Simons
                                 Trustee

                       TURNER FAMILY LP

                       By:       /s/ Paul H. Turner
                                 ------------------------------------
                                 Paul H. Turner
                                 General Partner

                       MCIT PLC

                       By:        /s/ David W. Zalaznick
                                 ------------------------------------
                                 Name: David W. Zalaznick
                                       Attorney-In-Fact

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC
JEFFERIES & COMPANY, INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED

By  /s/ ILLEGIBLE SIGNATORY
   ------------------------------------------
   Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                          SCHEDULE A

          Name of Underwriter                            Number of
          -------------------                             Initial
                                                         Securities
                                                         ----------

Merrill Lynch, Pierce, Fenner & Smith
                Incorporated .........................    985,000
Robertson, Stephens & Company LLC ....................    985,000
Jefferies & Company, Inc. ............................    985,000
Alex. Brown & Sons Incorporated ......................     90,000
Dean Witter Reynolds Inc. ............................     90,000
A.G. Edwards & Sons, Inc. ............................     90,000
EVEREN Securities, Inc. ..............................     90,000
Hambrecht & Quist LLC ................................     90,000
Lazard Freres & Co. LLC ..............................     90,000
Montgomery Securities ................................     90,000
Oppenheimer & Co., Inc. ..............................     90.000
PaineWebber Incorporated .............................     90,000
Prudential Securities Incorporated ...................     90,000
Salomon Brothers Inc .................................     90,000
Smith Barney Inc. ....................................     90,000
William Blair & Company, L.L.C. ......................     45,000
Burnham Securities Inc. ..............................     45,000
Dain Bosworth Incorporated ...........................     45,000
Dominick & Dominick, Incorporated ....................     45,000
Fahnestock & Co. Inc. ................................     45,000
Hanifen, Imhoff Inc. .................................     45,000
Janney Montgomery Scott Inc. .........................     45,000
Johnson Rice & Company L.L.C. ........................     45,000
Legg Mason Wood Walker, Incorporated .................     45,000
Needham & Company, Inc. ..............................     45,000
Prime Charter LTD. ...................................     45,000
Ragen MacKenzie Incorporated .........................     45,000
Rauscher Pierce Refsnes, Inc. ........................     45,000
Raymond James & Associates, Inc. .....................     45.000
The Robinson-Humphrey Company, Inc. ..................     45,000
Sutro & Co. Incorporated .............................     45,000
Wheat, First Securities, Inc. ........................     45,000

                                                        ==========
Total ................................................  4,800,000
                                                        ==========

                                   Sch A - 1

                                   SCHEDULE B

          Name of Selling Stockholder                   Maximum
          ---------------------------                  Number of
                                                        Option
                                                       Securities
                                                       ----------

MCIT PLC ............................................   360,000

Debra W. Simons Grantor Retained Annuity Trust ......    90,000

Stephen W. Simons Grantor Retained Annuity Trust ....    90,000

Turner Family LP ....................................   180,000
                                                        =======

    Total ...........................................   720,000
                                                        =======



                                    Sch B-1

                                   SCHEDULE C

                                 ROCKSHOX, INC.

                                4,800,000 Shares

                                  Common Stock

          1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $15.00.

          2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $13.95, being an amount equal to the initial public offering price set forth above less $1.05 per share.




















                                   Sch C - 1

                                   SCHEDULE D

                          List of persons and entities
                               subject to lock-up

Stephen W. Simons
Debra W. Simons
The Simons Revocable Trust
The Simons Children Irrevocable Trusts
Paul H. Turner
Jonathan F. Boucher
A. Richard Caputo
Robert Kaswen
Charles E. Noreen, Jr.
James E. Jordan, Jr.
John W. Jordan II
John W. Jordan II Revocable Trust
Leucadia Investors Inc.
John R. Lowden
Adam E. Max
Thomas H. Quinn
Paul A. Rodzevik
David W. Zalaznick


                                   Sch D - 1

                                                                       Exhibit A

               FORM OF OPINION OF COMPANY'S CORPORATE COUNSEL
               TO BE DELIVERED PURSUANT TO SECTION 5(b)

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of California. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Company has no subsidiaries except RockShox Foreign Sales Corporation, a subsidiary of the Company incorporated under the laws of Barbados.

         (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except as contemplated by the Merger Agreement and except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

         (v) The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company under the charter or by-laws of the Company or pursuant to any contract to which the Company is a party.

         (vi) The information in the Prospectus under "Risk Factors--Product Liability", "Risk Factors--Government Regulation; Adverse Publicity", "Risk Factors--Product Recall; Warranty Costs" "Risk Factors--Futures Sales of
Common Stock; Shares Eligible for Future Sale", "The Recapita lization and the Merger", "Dilution", "Business--Legal Proceedings", "Business--Government Regulation", "Business--Product Recall", "Management--Employment Agreements", "Management--1996 Stock Plan", "Certain Transactions", "Description of Capital Stock" and "Shares Eligible for Future Sale", to the extent that it constitutes descriptions of statutes and regulations, descriptions of the Company's charter and bylaws or descriptions of legal proceedings, has been reviewed by us and is correct in all material respects.

         (vii) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (viii) All descriptions in the Registration Statement of contracts to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (ix) To the best of our knowledge, the Company is not in violation of its charter or by-laws and no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

         (x) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any federal or California court or governmental authority or agency is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities by the Company.

         (xi) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section l(a)(xi) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any federal or California law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

         (xii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         (xiii) To the best of our knowledge and other than as described in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                   Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit B

             FORM OF OPINION OF COMPANY'S SPECIAL SECURITIES COUNSEL
                   TO BE DELIVERED PURSUANT TO SECTION 5(c)

                 (i) The Company is validly existing and in good standing under the laws of the State of Delaware.

                 (ii) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable; and no holder of the Securities is or will be personally liable for the payment of the Company's debts except as they may be liable by reason of their own conduct or acts.

                 (iii) The Purchase Agreement has been duly authorized, executed and delivered by the Company [and by or on behalf of the Selling Stockholders].

                 (iv) The Registration Statement, [including any Rule 462(b) Registration Statement, the Rule 434 Information, as applicable], the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective effective or issue dates (other than the financial statements and financial and statistical data and supporting schedules included therein or omitted therefrom or the exhibits to the Registration Statement, as to which we express no opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                 (v) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

                 (vi) The form of certificate used to evidence the Common Stock complies in all material respects with the applicable statutory requirements of the DGCL, with any applicable requirements of the charter and by-laws of the Company and the requirements of The Nasdaq Stock Market.

                 (vii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Federal or California court or governmental authority or agency (other than under the 1933 Act, the 1934 Act and the rules and regulations under such Acts or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is required under any Applicable Law for the offering, issuance, sale or delivery of the Securities, except as such have been obtained on or prior to the Closing Time.

                     We are advised by the Commission that the Registration Statement was declared effective under the Act at noon (Washington, D.C. time), on September 26, 1996, and, to the best of our knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                     Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we express no opinion or belief), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included therein or omitted therefrom, as to which we express no opinion or belief), as of their respective dates or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit C

         FORM OF OPINION OF COUNSEL FOR THE FOUNDING SELLING STOCKHOLDERS
                   TO BE DELIVERED PURSUANT TO SECTION 5(d)


                   (i) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Founding Selling Stockholders named therein and constitutes the legal, valid and binding agreement of such Founding Selling Stockholder.

                   (ii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of each Founding Selling Stockholder.

                   (iii) Each Attorney-in-Fact has been duly authorized by the Founding Selling Stockholders to deliver the Securities on behalf of the Founding Selling Stockholders in accordance with the terms of the Purchase Agreement.

                   (iv) To the best of our knowledge, each Founding Selling Stockholder has valid and marketable title to the Securities to be sold by such Founding Selling Stockholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor such Founding Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (without notice of any defect in the title of such Founding Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                                                                       Exhibit D

         FORM OF OPINION OF COUNSEL FOR THE INVESTOR SELLING STOCKHOLDER
                   TO BE DELIVERED PURSUANT TO SECTION 5(e)

                 (i) The Power of Attorney and Custody Agreement has been duly executed and delivered by the Investor Selling Stockholders named therein and constitutes the legal, valid and binding agreement of the Investor Selling Stockholder.

                 (ii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Investor Selling Stockholder.

                 (iii) The Attorney-in-Fact has been duly authorized by the Investor Selling Stockholder to deliver the Securities on behalf of the Investor Selling Stockholder in accordance with the terms of the Purchase Agreement.

                 (iv) To the best of our knowledge, the Investor Selling Stockholder has valid and marketable title to the Securities to be sold by the Investor Selling Stockholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor the Investor Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (without notice of any defect in the title of the Investor Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                                                                       Exhibit E

                   [Form of lock-up from officers pursuant to Section 50m)]

                            September 26, 1996

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
Robertson, Stephens & Company LLC
Jefferies & Company, Inc.
 as Representatives of the several Underwriters
    to be named in the within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
  World Financial Center, North Tower
  New York, N.Y. 10281-1209

         Re. Proposed Public Offering by RockShox, Inc.

Ladies and Gentlemen:

                   The undersigned, an [officer/stockholder] of RockShox, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
Robertson, Stephens & Company LLC and Jefferies & Company, Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's Common Stock, per value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as an [officer/stockholder] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge (other than a pledge to secure payment of a bona fide personal loan), sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock (other than pursuant to the Stock Plan (as defined in the Purchase Agreement)) or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                    Very truly yours,

                                    Signature:______________________________

                                    Print Name: ____________________________

                                                                       Exhibit F

            FORM OF OPINION OF PATENT COUNSEL FOR THE COMPANY
            TO BE DELIVERED PURSUANT TO SECTION 5(m)

          (i) The Company is listed in the records of the Patent and Trademark Office as the sole holder of record of each of the patents listed under the heading "U.S. Patents Held by the Company" on Schedule A to this opinion (the "U.S. Patents") and each of the patent applications listed under the heading "U.S. Patent Applications Submitted by the Company" on Schedule A to this opinion (the "U.S. Applications"). To the best of knowledge of such counsel, the Company owns --- issued U.S. Patents and ---- pending U.S. Applications. Such counsel knows of no claims of third parties to any ownership interest or lien with respect to any of the U.S. Patents or U.S. Applications. To such counsel's knowledge, none of the U.S. Applications has been rejected.

          (ii) The Company is listed in the records of the appropriate foreign office as the sole holder of record of each of the foreign patents listed under the heading "Non-U.S. Patents Held by the Company" on Schedule B to this opinion (the "Non-U.S. Patents") (collectively, the U.S. Patents and Non-U.S. Patents are referred to herein as the "Patents") and each of the foreign patent applications listed under the heading "Non-U.S. Patent Applications Submitted by the Company" on Schedule B to this opinion (the "Non-U.S. Applications") (collectively, the U.S. Applications and the Non-U.S. Applications are referred to herein as the "Applications"). Such counsel knows of no claims of third parties to any of such Non-U.S. Patents or Non-U.S. Applications.

          (iii) The statements under the Prospectus captions "Risk Factors--Limited Protection of Technology", "Business-Intellectual Property" (collectively, the "Intellectual Property Portion") in the Registration Statement and the Prospectus and any amendment or supplement thereto, insofar as such statements constitute a summary of the Company's Patents and Applications, fairly, accurately and completely summarize in all material respects the legal matters, documents and proceedings relating to such Patents and Applications described therein.

          (iv) Such counsel has no knowledge of any facts that the Company lacks or will be unable to obtain any rights to use all Intellectual Property necessary to the conduct of its business as now or proposed to be conducted by the Company as described in the Prospectus. Such counsel is not aware of any facts that (i) would preclude the Company from having clear title to the Patents and Applications or (ii) would lead such counsel to conclude that any of the Patents are invalid or unenforceable or that any patent issued in respect of an Application would be invalid or unenforceable.

          (v) Such counsel is not aware that any valid patent is infringed by the activities of the Company described in the Prospectus or by the manufacture, use or sale of any product, device or other material made and used according to the Applications or the Patents.

          (vi) Such counsel is not aware of any material defects of form in the preparation or filing of the Applications on behalf of the Company. To the best of such counsel's knowledge, the Company has complied with the United States Patent and Trademark Office duty of candor and disclosure for each of the U.S. Patents. Such counsel is unaware of any facts which would preclude the grant of a patent from each of the Applications. The Applications are being diligently pursued by the Company.

          (vii)Such counsel knows of no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing or otherwise violating any patents or trade secrets.

          (viii)Such counsel is not aware of any pending or threatened actions, suits, proceedings or claim by governmental authorities or others challenging the validity or scope of the Applications or the Patents.

          (ix) Such counsel is not aware of any infringement on the part of any third party of the Patents, Applications, trade secrets, know-how or other proprietary rights of the Company.

          (x) Such counsel has no knowledge of any patent rights of others which are or would be infringed by the Company's products or applications of the Company's products referred to in the Prospectus.

          (xi) Nothing has come to the attention of such counsel that would cause such counsel to believe that the information contained in the Intellectual Property Portion of (a) the Registration Statement, or any amendments thereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein no misleading, or of (b) the Prospectus, or any amendments thereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.




                                      F-2